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                       SECURITIES & EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934


        Date of Report (Date of earliest event reported): June 2, 1997

                                IFX Corporation
            (Exact name of registrant as specified in its charter)

Delaware                                0-15187                  36-3399452
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(State or other jurisdiction          (Commission              (IRS Employer
of incorporation)                     File Number)           Identification No.)


                200 West Adams Street, Chicago, Illinois 60606
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                   (Address of principal executive offices)


Registrant's telephone number, including area code:  312-407-5700
                                                   -----------------------------




                          Jack Carl/312-Futures, Inc.
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         (Former name or former address, if changed since last report)



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Item 5.     Other Events
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     On June 2, 1997, the Registrant announced that it has changed its name from
"Jack Carl/312-Futures, Inc." to "IFX Corporation." The Registrant was required to change its name as a condition of the sale of the business of one of its subsidiaries, Index Futures Group, Inc., to E.D.&F. Man International Inc. Additionally, Index Futures Group, Inc. has changed its name to "FX Chicago, Inc." as a further condition of said sale.


Item 7(c).  Exhibits
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     A copy of press release dated June 2, 1997.
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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IFX Corporation
                                    ---------------
                                      (Registrant)



Date: June 4, 1997                  By: /s/ Christina S. Donka
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                                        Christina S. Donka
                                        Secretary and Assistant Chief Financial
                                        Officer